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Product Types for the Mortgage Loans

                                                       Percentage of
                                                            Loans by                            Weighted
                                   Aggregate  Number of    Aggregate      Average   Weighted     Average    Weighted     Weighted
                                   Principal   Mortgage    Principal    Principal    Average   Remaining     Average      Average
Product Types                        Balance      Loans      Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
ARM 2/28 IO  60              $133,497,356.65        425       80.74%   $314,111.43    6.342%         359         670       80.71%
ARM 2/28 IO 120                 8,512,247.30         29         5.15    293,525.77     6.514         358         661        81.55
ARM 3/27 IO  60                 8,006,702.00         25         4.84    320,268.08     6.165         359         679        81.66
ARM 3/27 IO 120                 2,267,773.37          7         1.37    323,967.62     6.171         359         666        81.14
ARM 5/25 IO  60                11,700,122.83         39         7.08    300,003.15     5.991         359         697        80.51
ARM 5/25 IO 120                 1,354,717.03          4         0.82    338,679.26     6.357         359         680        80.84
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                       $165,338,919.18        529      100.00%   $312,549.94    6.315%         359         672       80.79%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

Principal Balances for the Mortgage Loans*

                                                       Percentage of
                                                            Loans by                            Weighted
                                   Aggregate  Number of    Aggregate      Average   Weighted     Average    Weighted     Weighted
Range of Principal                 Principal   Mortgage    Principal    Principal    Average   Remaining     Average      Average
Balances ($)                         Balance      Loans      Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
 50,000.01  to  100,000.00      $1,025,800.00        12        0.62%    $85,483.33    6.517%         359         662      78.63%
100,000.01  to  150,000.00       5,171,913.78        41         3.13    126,144.24     6.628         359         658       81.65
150,000.01  to  200,000.00      12,491,058.98        71         7.55    175,930.41     6.488         359         669       82.03
200,000.01  to  250,000.00      18,537,136.92        82        11.21    226,062.65     6.391         359         657       79.10
250,000.01  to  300,000.00      20,131,637.27        73        12.18    275,775.85     6.339         359         679       80.80
300,000.01  to  350,000.00      18,685,711.98        57        11.30    327,819.51     6.288         359         686       80.21
350,000.01  to  400,000.00      22,818,220.56        60        13.80    380,303.68     6.229         359         674       81.28
400,000.01  to  450,000.00      19,992,253.28        47        12.09    425,367.09     6.339         359         666       81.09
450,000.01  to  500,000.00      17,981,095.99        38        10.88    473,186.74     6.231         359         688       80.31
500,000.01  to  550,000.00       6,670,600.00        13         4.03    513,123.08     6.249         359         677       79.63
550,000.01  to  600,000.00      10,420,595.33        18         6.30    578,921.96     6.206         359         660       81.82
600,000.01  to  650,000.00       4,946,400.00         8         2.99    618,300.00     6.355         359         664       81.36
650,000.01  to  700,000.00       2,679,790.09         4         1.62    669,947.52     5.768         359         675       80.00
700,000.01  to  750,000.00       2,145,000.00         3         1.30    715,000.00     6.374         359         663       83.61
750,000.01  to  800,000.00         778,505.00         1         0.47    778,505.00     7.100         359         591       90.00
850,000.01  to  900,000.00         863,200.00         1         0.52    863,200.00     5.975         359         680       80.00
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                        $165,338,919.18       529      100.00%   $312,549.94    6.315%         359         672      80.79%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

----------
* The average Principal Balance of the Mortgage Loans as of the Statistical Calculation Date was approximately $312,549.94.

Gross Mortgage Rates for the Mortgage Loans*

                                                       Percentage of
                                                            Loans by                            Weighted
                                    Aggregate  Number of   Aggregate      Average   Weighted     Average    Weighted     Weighted
Range of Current                    Principal   Mortgage    Principal    Principal    Average   Remaining     Average      Average
Gross Mortgage Rates (%)              Balance      Loans      Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
4.501  to 5.000                $1,176,960.00          3        0.71%   $392,320.00    4.996%         359         704       80.00%
5.001  to 5.500                15,360,000.16         41         9.29    374,634.15     5.371         359         677        79.42
5.501  to 6.000                45,843,050.34        139        27.73    329,806.12     5.820         359         679        80.27
6.001  to 6.500                43,526,693.30        147        26.33    296,099.95     6.309         359         671        80.80
6.501  to 7.000                41,332,806.10        136        25.00    303,917.69     6.773         359         668        80.95
7.001  to 7.500                13,269,963.41         43         8.03    308,603.80     7.256         359         661        82.36
7.501  to 8.000                 3,380,616.87         15         2.04    225,374.46     7.750         359         668        83.86
8.001  to 8.500                 1,291,329.00          4         0.78    322,832.25     8.138         358         659        85.89
8.501  to 9.000                   157,500.00          1         0.10    157,500.00     8.550         358         575        90.00
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                       $165,338,919.18        529      100.00%   $312,549.94    6.315%         359         672       80.79%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

----------
* The weighted average Mortgage Rate for the Mortgage Loans as of the Statistical Calculation Date was approximately 6.315%.

Combined Loan-to-Value Ratios for the Mortgage Loans*

                                                       Percentage of
                                                            Loans by                            Weighted
                                    Aggregate  Number of   Aggregate      Average   Weighted     Average    Weighted     Weighted
Range of Combined                   Principal   Mortgage    Principal    Principal    Average   Remaining     Average      Average
Loan-to-Value Ratios (%)              Balance      Loans      Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
50.01  to    55.00               $619,000.00          2        0.37%   $309,500.00    6.022%         358         692       52.36%
55.01  to    60.00                933,000.00          4         0.56    233,250.00     6.276         359         614        58.30
60.01  to    65.00              1,491,500.00          6         0.90    248,583.33     6.045         359         653        62.64
65.01  to    70.00              2,578,232.19          7         1.56    368,318.88     6.697         359         655        68.19
70.01  to    75.00              4,403,499.83         11         2.66    400,318.17     6.241         359         648        74.42
75.01  to    80.00            126,411,255.65        411        76.46    307,569.97     6.260         359         678        79.94
80.01  to    85.00              8,464,851.98         23         5.12    368,037.04     6.332         359         656        83.71
85.01  to    90.00             13,307,232.00         40         8.05    332,680.80     6.460         359         662        89.20
90.01  to    95.00              7,130,347.53         25         4.31    285,213.90     6.989         359         649        94.43
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                       $165,338,919.18        529      100.00%   $312,549.94    6.315%         359         672       80.79%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

----------
* The weighted average original Loan-to-Value Ratio at origination of the Mortgage Loans as of the Statistical Calculation Date was approximately 80.79%.

Credit Bureau Risk Scores* for the Mortgage Loans**

                                                       Percentage of
                                                            Loans by                            Weighted
                                    Aggregate  Number of   Aggregate      Average   Weighted     Average    Weighted     Weighted
                                    Principal   Mortgage    Principal    Principal    Average   Remaining     Average      Average
Range of Credit Scores                Balance      Loans      Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
540  to  559                     $390,000.00          1        0.24%   $390,000.00    5.990%         358         540       76.00%
560  to  579                      592,700.00          3         0.36    197,566.67     7.257         359         572        82.66
580  to  599                    6,687,951.50         25         4.04    267,518.06     6.643         359         591        79.83
600  to  619                   12,292,097.00         41         7.43    299,807.24     6.452         359         609        82.45
620  to  639                   18,915,685.06         66        11.44    286,601.29     6.294         359         630        80.07
640  to  659                   25,248,897.44         78        15.27    323,703.81     6.242         359         649        81.02
660  to  679                   37,250,249.61        111        22.53    335,587.83     6.400         359         669        80.81
680  to  699                   20,787,483.54         69        12.57    301,267.88     6.329         359         689        81.13
700  to  719                   14,680,537.83         46         8.88    319,142.13     6.240         359         708        81.36
720  to  739                   13,950,250.00         44         8.44    317,051.14     6.185         359         729        79.85
740  to  759                    8,010,259.20         28         4.84    286,080.69     6.102         359         746        80.40
760  to  779                    2,952,000.00          8         1.79    369,000.00     6.425         359         767        80.00
780  to  799                    2,886,408.00          7         1.75    412,344.00     5.889         359         784        80.00
800  to  819                      694,400.00          2         0.42    347,200.00     6.291         359         809        80.00
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                       $165,338,919.18        529      100.00%   $312,549.94    6.315%         359         672       80.79%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

* The Credit Bureau Risk Scores referenced in this table with respect to substantially all of the Mortgage Loans were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time of origination.

** The weighted average Credit Bureau Risk Score of the Mortgage Loans as of the Statistical Calculation Date was approximately 672.

Original Term for the Mortgage Loans

                                                       Percentage of
                                                            Loans by                            Weighted
                                    Aggregate  Number of   Aggregate      Average   Weighted     Average    Weighted     Weighted
                                    Principal   Mortgage    Principal    Principal    Average   Remaining     Average      Average
Original Term (months)                Balance      Loans      Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
360                           $165,338,919.18       529      100.00%    $312,549.94   6.315%         359         672       80.79%
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                        $165,338,919.18       529      100.00%    $312,549.94   6.315%         359         672       80.79%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========


Remaining Term to Stated Maturity for the Mortgage Loans*

                                                       Percentage of
                                                            Loans by                            Weighted
                                    Aggregate  Number of   Aggregate      Average   Weighted     Average    Weighted     Weighted
Range of Remaining Terms            Principal   Mortgage    Principal    Principal    Average   Remaining     Average      Average
(months)                              Balance      Loans      Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
301  to  360                  $165,338,919.18       529      100.00%    $312,549.94   6.315%         359         672       80.79%
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                        $165,338,919.18       529      100.00%    $312,549.94   6.315%         359         672       80.79%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

----------
* The weighted average remaining term to maturity of the Mortgage Loans as of the Statistical Calculation Date was approximately 359 Months


IO Term for the Mortgage Loans

                                                       Percentage of
                                                            Loans by                            Weighted
                                    Aggregate  Number of   Aggregate      Average   Weighted     Average    Weighted     Weighted
                                    Principal   Mortgage    Principal    Principal    Average   Remaining     Average      Average
IO Term (months)                      Balance      Loans      Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
60                           $153,204,181.48        489       92.66%     $313,300.98    6.305%         359         673       80.74%
120                            12,134,737.70         40         7.34       303368.44     6.432         359         664        81.40
----------------------------  ---------------  ---------  -----------    -----------  ---------  ----------  ----------   ----------
Total:                       $165,338,919.18        529      100.00%     $312,549.94    6.315%         359         672       80.79%
============================  ===============  =========  ===========    ===========  =========  ==========  ==========   ==========

Property Types of Mortgaged Properties for the Mortgage Loans

                                                       Percentage of
                                                            Loans by                            Weighted
                                    Aggregate  Number of   Aggregate      Average   Weighted     Average    Weighted     Weighted
                                    Principal   Mortgage    Principal    Principal    Average   Remaining     Average      Average
Property Type                         Balance      Loans      Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Single Family Detached       $116,985,237.19        363       70.75%   $322,273.38    6.324%         359         669       80.62%
PUD                            27,106,363.23         86        16.39    315,190.27     6.301         359         674        80.88
Condominium                    18,196,030.99         71        11.01    256,282.13     6.249         359         684        81.31
2-4 Family                      2,652,287.77          8         1.60    331,535.97     6.551         359         700        81.78
Townhome                          399,000.00          1         0.24    399,000.00     5.880         359         676        95.00
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                       $165,338,919.18        529      100.00%   $312,549.94    6.315%         359         672       80.79%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========


Occupancy Status for the Mortgage Loans*

                                                       Percentage of
                                                            Loans by                            Weighted
                                    Aggregate  Number of   Aggregate      Average   Weighted     Average    Weighted     Weighted
                                    Principal   Mortgage    Principal    Principal    Average   Remaining     Average      Average
Occupancy Status                    Balance      Loans      Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Primary                      $161,910,494.25        512       97.93%   $316,231.43    6.316%         359         672       80.76%
Secondary                       3,257,447.93         16         1.97    203,590.50     6.176         359         695        81.75
Investment                        170,977.00          1         0.10    170,977.00     7.965         359         708        90.00
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                       $165,338,919.18        529      100.00%   $312,549.94    6.315%         359         672       80.79%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

----------------------------
* Based on representations by the Mortgagors at the time of origination of the Mortgage Loans.

Loan Purposes for the Mortgage Loans

                                                       Percentage of
                                                            Loans by                            Weighted
                                    Aggregate  Number of   Aggregate      Average   Weighted     Average    Weighted     Weighted
                                    Principal   Mortgage   Principal    Principal    Average   Remaining     Average      Average
Loan Purpose                          Balance      Loans     Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Purchase                      $98,828,238.37        321       59.77%   $307,876.13    6.266%         359         682       80.46%
Cash Out Refi                  61,017,441.47        191        36.90    319,463.04     6.400         359         658        81.08
Rate/Term Refi                  5,493,239.34         17         3.32    323,131.73     6.240         359         659        83.63
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                       $165,338,919.18        529      100.00%   $312,549.94    6.315%         359         672       80.79%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========


Credit Grade Categories for the Mortgage Loans

                                                       Percentage of
                                                            Loans by                            Weighted
                                    Aggregate  Number of   Aggregate      Average   Weighted     Average    Weighted     Weighted
                                    Principal   Mortgage   Principal    Principal    Average   Remaining     Average      Average
Credit Grade                        Balance      Loans       Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
A                             $37,246,882.37        122       22.53%   $305,302.31    6.388%         359         628       81.13%
AA                            119,460,770.31        371        72.25    321,996.69     6.271         359         691        80.74
A-                              8,631,266.50         36         5.22    239,757.40     6.598         359         610        80.02
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                       $165,338,919.18        529      100.00%   $312,549.94    6.315%         359         672       80.79%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========


Documentation Type for the Mortgage Loans

                                                       Percentage of
                                                            Loans by                            Weighted
                                    Aggregate  Number of   Aggregate      Average   Weighted     Average    Weighted     Weighted
                                    Principal   Mortgage   Principal    Principal    Average   Remaining     Average      Average
Documentation Type                  Balance        Loans     Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Full                          $64,878,257.23        222       39.24%   $292,244.40    6.184%         359         657       81.39%
Stated                         60,869,952.51        187        36.82    325,507.77     6.549         359         694        80.17
1 Year Income                  32,692,662.74         98        19.77    333,598.60     6.150         359         665        80.47
6 Months Bank Statement         6,898,046.70         22         4.17    313,547.58     6.256         359         655        82.19
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                       $165,338,919.18        529      100.00%   $312,549.94    6.315%         359         672       80.79%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

Original Prepayment Penalty Term for the Mortgage Loans

                                                       Percentage of
                                                            Loans by                            Weighted
                                    Aggregate  Number of   Aggregate      Average   Weighted     Average    Weighted     Weighted
Prepayment Period                   Principal   Mortgage   Principal    Principal    Average   Remaining     Average      Average
Original Term (months)                Balance      Loans     Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
No Prepay                     $42,388,072.70        133       25.64%  $318,707.31     6.504%         359         675       81.63%
6                                 288,000.00          1         0.17    288000.00      7.625         359         658        80.00
12                             10,317,994.99         29         6.24    355792.93      6.194         359         666        80.36
24                            100,865,339.09        327        61.01    308456.69      6.260         359         670        80.59
36                             11,479,512.40         39         6.94    294346.47      6.172         359         685        79.90
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                       $165,338,919.18        529      100.00%  $312,549.94     6.315%         359         672       80.79%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

Geographic Distribution of the Mortgaged Properties for the Mortgage Loans

                                                       Percentage of
                                                            Loans by                            Weighted
                                    Aggregate  Number of   Aggregate      Average   Weighted     Average    Weighted     Weighted
                                    Principal   Mortgage   Principal    Principal    Average   Remaining     Average      Average
Geographic Distribution             Balance      Loans       Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Arizona                        $5,456,116.00         28        3.30%   $194,861.29    6.535%         359         671       82.98%
California                    104,496,320.16        278        63.20    375,886.04     6.231         359         676        80.23
Colorado                        1,566,067.64          8         0.95    195,758.46     6.375         359         666        80.42
Connecticut                     1,324,000.00          6         0.80    220,666.67     7.102         359         659        85.67
Delaware                          346,500.00          1         0.21    346,500.00     6.900         359         617        90.00
Florida                         4,590,673.44         22         2.78    208,666.97     6.536         359         654        81.20
Georgia                           924,640.00          4         0.56    231,160.00     6.940         359         698        80.00
Idaho                             789,505.00          5         0.48    157,901.00     6.286         359         704        82.16
Illinois                        2,412,440.85         12         1.46    201,036.74     6.798         359         649        83.60
Kansas                            288,000.00          1         0.17    288,000.00     7.625         359         658        80.00
Maryland                        5,766,271.00         20         3.49    288,313.55     6.478         359         680        81.55
Massachusetts                   4,027,388.32         13         2.44    309,799.10     5.998         359         687        80.27
Minnesota                         736,170.00          3         0.45    245,390.00     6.207         358         687        82.00
Nevada                          3,271,750.13         15         1.98    218,116.68     6.340         359         666        79.88
New Hampshire                     366,900.00          2         0.22    183,450.00     6.721         359         630        86.76
New Jersey                      2,303,799.83          8         1.39    287,974.98     6.406         358         651        81.36
New Mexico                         98,400.00          1         0.06     98,400.00     7.400         359         666        80.00
New York                        7,410,552.00         22         4.48    336,843.27     6.337         359         655        83.47
North Carolina                    348,887.32          2         0.21    174,443.66     6.865         359         621        80.63
Ohio                              167,200.00          2         0.10     83,600.00     6.593         359         695        86.03
Oklahoma                          135,200.00          1         0.08    135,200.00     6.575         357         644        80.00
Oregon                            840,800.00          3         0.51    280,266.67     5.762         359         624        80.00
Pennsylvania                    1,539,099.00          7         0.93    219,871.29     6.525         359         660        83.49
Rhode Island                      495,837.94          2         0.30    247,918.97     6.093         358         637        87.55
South Carolina                    279,920.00          2         0.17    139,960.00     6.273         359         684        80.00
Tennessee                         347,200.00          2         0.21    173,600.00     6.786         359         618        80.00
Texas                           1,051,927.00          7         0.64    150,275.29     7.332         359         694        81.45
Utah                              112,000.00          1         0.07    112,000.00     5.875         359         652        80.00
Virginia                        6,918,849.00         21         4.18    329,469.00     6.614         359         680        80.02
Washington                      6,224,623.41         27         3.76    230,541.61     6.157         359         663        80.62
Wisconsin                         701,881.14          3         0.42    233,960.38     7.081         359         660        86.65
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                       $165,338,919.18        529      100.00%   $312,549.94    6.315%         359         672       80.79%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

Gross Margins for the Adjustable Rate Mortgage Loans*

                                                       Percentage of
                                                            Loans by                            Weighted
                                   Aggregate  Number of    Aggregate      Average   Weighted     Average    Weighted     Weighted
Range of Gross Margins (%)         Principal   Mortgage    Principal    Principal    Average   Remaining     Average      Average
(ARMs Only)                          Balance      Loans      Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
  4.001  to    4.500           $2,152,270.85         10        1.30%   $215,227.09    6.647%         358         655       82.61%
  4.501  to    5.000            4,140,160.00         10         2.50    414,016.00     5.349         359         684        78.72
  5.001  to    5.500           27,318,799.22         84        16.52    325,223.80     5.925         359         680        79.79
  5.501  to    6.000           43,199,157.26        135        26.13    319,993.76     6.101         359         665        80.08
  6.001  to    6.500           45,508,070.23        147        27.52    309,578.71     6.429         359         675        80.16
  6.501  to    7.000           29,560,369.45         99        17.88    298,589.59     6.649         359         672        81.76
  7.001  to    7.500           10,060,787.64         31         6.08    324,541.54     6.792         359         672        85.11
  7.501  to    8.000            3,211,975.53         12         1.94    267,664.63     7.228         359         673        86.15
  8.001  to    8.500              187,329.00          1         0.11    187,329.00     8.125         358         594        95.00
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                       $165,338,919.18        529      100.00%   $312,549.94    6.315%         359         672       80.79%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

----------------------------
* The weighted average Gross Margin of the Adjustable Rate Mortgage Loans as of the Statistical Calculation Date was approximately 6.146%.

Maximum Gross Mortgage Rates for the Adjustable Rate Mortgage Loans*

                                                       Percentage of
                                                            Loans by                            Weighted
Range of Maximum                   Aggregate  Number of    Aggregate      Average   Weighted     Average    Weighted     Weighted
Gross Mortgage Rates (%)           Principal   Mortgage    Principal    Principal    Average   Remaining     Average      Average
(ARMs Only)                          Balance      Loans      Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
 11.001  to   11.500           $1,176,960.00          3        0.71%   $392,320.00    4.996%         359         704       80.00%
 11.501  to   12.000           15,360,000.16         41         9.29    374,634.15     5.371         359         677        79.42
 12.001  to   12.500           45,843,050.34        139        27.73    329,806.12     5.820         359         679        80.27
 12.501  to   13.000           43,126,693.30        146        26.08    295,388.31     6.307         359         670        80.80
 13.001  to   13.500           41,732,806.10        137        25.24    304,619.02     6.770         359         669        80.94
 13.501  to   14.000           13,269,963.41         43         8.03    308,603.80     7.256         359         661        82.36
 14.001  to   14.500            3,380,616.87         15         2.04    225,374.46     7.750         359         668        83.86
 14.501  to   15.000            1,291,329.00          4         0.78    322,832.25     8.138         358         659        85.89
 15.001  to   15.500              157,500.00          1         0.10    157,500.00     8.550         358         575        90.00
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                       $165,338,919.18        529      100.00%   $312,549.94    6.315%         359         672       80.79%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

----------------------------
* The weighted average Maximum Mortgage Rate for the Adjustable Rate Mortgage Loans as of the Statistical Calculation Date was approximately 6.315% per annum.


Minimum Gross Mortgage Rates for the Adjustable Rate Mortgage Loans*

                                                       Percentage of
                                                            Loans by                            Weighted
Range of Minimum                   Aggregate  Number of    Aggregate      Average   Weighted     Average    Weighted     Weighted
Gross Mortgage Rates (%)           Principal   Mortgage    Principal    Principal    Average   Remaining     Average      Average
(ARMs Only)                          Balance      Loans      Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
4.501  to  5.000               $1,176,960.00          3        0.71%   $392,320.00    4.996%         359         704       80.00%
5.001  to  5.500               15,360,000.16         41         9.29    374,634.15     5.371         359         677        79.42
5.501  to  6.000               45,843,050.34        139        27.73    329,806.12     5.820         359         679        80.27
6.001  to  6.500               43,526,693.30        147        26.33    296,099.95     6.309         359         671        80.80
6.501  to  7.000               41,332,806.10        136        25.00    303,917.69     6.773         359         668        80.95
7.001  to  7.500               13,269,963.41         43         8.03    308,603.80     7.256         359         661        82.36
7.501  to  8.000                3,380,616.87         15         2.04    225,374.46     7.750         359         668        83.86
8.001  to  8.500                1,291,329.00          4         0.78    322,832.25     8.138         358         659        85.89
8.501  to  9.000                  157,500.00          1         0.10    157,500.00     8.550         358         575        90.00
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                       $165,338,919.18        529      100.00%   $312,549.94    6.315%         359         672       80.79%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

----------------------------
* The weighted average Minimum Mortgage Rate for the Adjustable Rate Mortgage Loans as of the Statistical Calculation Date was approximately 6.315% per annum.


Initial Periodic Rate Cap for the Adjustable Rate Mortgage Loans*

                                                       Percentage of
                                                            Loans by                            Weighted
Initial Periodic Rate Cap          Aggregate  Number of    Aggregate      Average   Weighted     Average    Weighted     Weighted
(%)                                Principal   Mortgage    Principal    Principal    Average   Remaining     Average      Average
(ARMs Only)                          Balance      Loans      Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
1.000                            $937,729.00          4        0.57%   $234,432.25    7.043%         358         669       83.00%
1.500                           1,526,060.19          7         0.92    218,008.60     7.122         358         669        84.13
2.000                             270,000.00          1         0.16    270,000.00     6.625         358         663        82.00
3.000                         150,311,170.13        477        90.91    315,117.76     6.328         359         670        80.76
5.000                          12,293,959.86         40         7.44    307,349.00     5.986         359         698        80.58
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                       $165,338,919.18        529      100.00%   $312,549.94    6.315%         359         672       80.79%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

----------------------------
* The weighted average Initial Periodic Rate Cap for the Adjustable Rate Mortgage Loans as of the Statistical Calculation Date was approximately 3.122%.

Subsequent Periodic Rate Cap for the Adjustable Rate Mortgage Loans*

                                                       Percentage of
                                                            Loans by                            Weighted
Subsequent Periodic                Aggregate  Number of    Aggregate      Average   Weighted     Average    Weighted     Weighted
Rate Cap (%)                       Principal   Mortgage    Principal    Principal    Average   Remaining     Average      Average
(ARMs Only)                          Balance      Loans      Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
1.000                        $164,938,919.18        528       99.76%   $312,384.32    6.314%         359         672       80.79%
1.500                             400,000.00          1         0.24    400,000.00     6.500         357         696        80.00
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                       $165,338,919.18        529      100.00%   $312,549.94    6.315%         359         672       80.79%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

----------------------------
* The weighted average Subsequent Periodic Rate Cap for the Adjustable Rate Mortgage Loans as of the Statistical Calculation Date was approximately 1.001%.


Months to Next Adjustment Date for the Adjustable Rate Mortgage Loans

                                                       Percentage of
                                                            Loans by                            Weighted
Range of                           Aggregate  Number of    Aggregate      Average   Weighted     Average    Weighted     Weighted
Months to Next                     Principal   Mortgage    Principal    Principal    Average   Remaining     Average      Average
Adjustment Date (ARMs Only)          Balance      Loans      Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
13  to  18                       $220,000.00          1        0.13%   $220,000.00    6.800%         354         609       88.00%
19  to  24                    141,789,603.95        453        85.76    313,001.33     6.351         359         670        80.75
31  to  36                     10,274,475.37         32         6.21    321,077.36     6.166         359         676        81.54
55  to  60                     13,054,839.86         43         7.90    303,600.93     6.029         359         695        80.55
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                       $165,338,919.18        529      100.00%   $312,549.94    6.315%         359         672       80.79%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

Next Interest Rate Adjustment Date for the Adjustable Rate Mortgage Loans*

                                                       Percentage of
                                                            Loans by                            Weighted
                                    Aggregate  Number of   Aggregate      Average   Weighted     Average    Weighted     Weighted
Next Interest Rate                  Principal   Mortgage   Principal    Principal    Average   Remaining     Average      Average
Adjustment Date (ARMs Only)           Balance      Loans     Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
2007 March                       $220,000.00          1        0.13%   $220,000.00    6.800%         354         609       88.00%
2007 May                          254,400.00          1         0.15    254,400.00     6.990         356         690        80.00
2007 June                       2,730,756.93         10         1.65    273,075.69     6.497         357         668        80.76
2007 July                      31,818,164.58         98        19.24    324,675.15     6.388         358         670        81.28
2007 August                   105,905,562.44        340        64.05    311,486.95     6.333         359         670        80.60
2007 September                  1,080,720.00          4         0.65    270,180.00     6.483         360         694        80.00
2008 July                       1,691,340.00          5         1.02    338,268.00     6.470         358         680        77.99
2008 August                     8,583,135.37         27         5.19    317,893.90     6.106         359         676        82.24
2010 June                         295,999.83          1         0.18    295,999.83     6.500         357         643        75.00
2010 July                       2,233,800.00          6         1.35    372,300.00     6.002         358         706        80.53
2010 August                    10,525,040.03         36         6.37    292,362.22     6.021         359         694        80.71
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                       $165,338,919.18        529      100.00%   $312,549.94    6.315%         359         672       80.79%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

----------------------------
* The weighted average number of months to next adjustment date for the Adjustable Rate Mortgage Loans as of the Statistical Calculation Date is 26 months.


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